o CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.



EXHIBIT 10(i)(2)


                                  AMENDMENT TO
                               MARKETING AGREEMENT


THIS AMENDMENT TO THE MARKETING AGREEMENT is entered into this 22nd day of May, 2000, and effective as indicated herein, by and between TRANSAMERICA LIFE
INSURANCE AND ANNUITY COMPANY, hereinafter referred to as "Transamerica," a North Carolina corporation, and LEGACY MARKETING GROUP, hereinafter referred to as "LMG," a California corporation.

WHEREAS, Transamerica and LMG entered into a Marketing Agreement, dated May 29, 1998, hereinafter referred to as the "Agreement," wherein Transamerica and LMG agreed to jointly develop proprietary annuity products, wherein LMG would market such products on behalf of Transamerica, utilizing its nationwide distribution channels of duly licensed and appointed Producers in consideration of the fees as set forth in APPENDIX B of the Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter contained and other good and valuable consideration, the parties hereto do agree as follows:

Effective as of May 29, 1998:

1. APPENDIX A, "Policy Forms," is hereby amended to include the product names associated therewith as follows:

     "Product Name                Group Master Policy #     Policy #
     -------------                ---------------------     --------
     SelectMark 5 50/50           T-GTMY0298-5-50/50        T-PTMY0298-5-50/50
     SelectMark 5 75/25           T-GTMY0298-5-75/25        T-PTMY0298-5-75/25
     SelectMark 10 50/50          T-GTMY0298-10-50/50       T-PTMY0298-10-50/50
     SelectMark 10 75/25          T-GTMY0298-10-75/25       T-PTMY0298-10-75/25"

2.       APPENDIX B, "Commission," is hereby amended to read as follows:

         "COMMISSION

         Base Commission

         SelectMark(SM)) 5 Product: {5 Year Surrender Charge Schedule}

         Transamerica will pay LMG on the last business day of the week o of all premiums received by LMG during that week for the SelectMark(SM) 5 Product.

o CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.


         SelectMark(SM) 10 Product: {10 Year Surrender Charge Schedule}

         Transamerica will pay LMG on the last business day of the week o of all premiums received by LMG during that week for the SelectMark(SM) 10 Product.

         Additional premiums will be subject to the same commission percentages as the initial premium.

         If the issue age is greater than 84 as defined in the Death Benefit Proceeds provision of the Policies referenced in APPENDIX A, the aforementioned base commissions are reduced by o. A monthly trail base commission of o multiplied by the aforementioned, product specific base commission percentage divided by o of the Annuity Cash Value is paid, beginning in policy year o.

         Override Commission

         In addition to the base commissions specified above, Transamerica shall pay to LMG an Override Commission for each of the aforementioned
         SelectMark(SM) products on the last business day of the week, of o of all premiums received by LMG during that week.

         The above referenced Override Commission percentage includes o which is paid back to the carrier at the end of each fiscal year [fiscal year begins with the first month that any premium received by LMG, i.e., August -July] for the Policies referenced in APPENDIX A for the first o of premium paid, net of free looks. LMG will retain the o on all premiums received in excess of o in each fiscal year. Such year ends the last day of the calendar month immediately preceding the month the first premium paid is received (July 31st).

         Such Override Commission will be part of the total weekly commission process and will be paid by Transamerica to LMG by authorizing LMG to write a check to itself against the Transamerica Disbursement account for the total weekly commission amount."

         Effective as of February 9, 1999:

1.       Add to Appendix A, "Policy Forms," as follows:

     "Product Name                   Group Master Policy #  Policy #
     -------------                   ---------------------  --------
     SelectMark 10 Special Edition   T-GTMY0298-10-50/50*   T-PTMY0298-10-50/50*

         *Effective February 9, 1999, the SelectMark 10 Special Edition replaced the SelectMark 10 50/50 for the referenced policy forms."

o CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.


2.       Add to APPENDIX B, "Commissions," as follows:

         "SelectMark(SM) 10 Special Edition Product: {10 Year Surrender Charge Schedule}

         Transamerica will pay LMG on the last business day of the week o of all premiums received by LMG during that week for the SelectMark(SM) 10 Special Edition."

Effective as of October 18, 1999:

1.       Add to Appendix A, "Policy Forms," as follows:

     "Product Name                  Group Master Policy #     Policy #
     -------------                  ---------------------     --------
     SelectMark 7 Special Edition   T-GMY0799-7-100           T-PMY0799-7-100
     SelectMark 7 75/25             T-GMY0799-7-75/25         T-PMY0799-7-75/25
     SelectMark 7 50/50             T-GMY0799-7-50/50         T-PMY0799-7-50/50
     Beneficiary Rider              T-GBR-0799                T-PBR-0799"


2.       Add to APPENDIX B, "Commissions," as follows:

         "COMMISSION

         Base Commission

         SelectMark(SM) 7 Product: {7 Year Surrender Charge Schedule}

         Transamerica will pay LMG on the last business day of the week o of all premiums received by LMG during that week for the SelectMark(SM) 7 Product.

         Transamerica will pay LMG on the last business day of the week o of all premiums received by LMG during that week for the SelectMark(SM) 7 Special Edition Product.

         Transamerica will pay LMG on the last business day of the week an additional o of all premiums received by LMG during that week for the SelectMark(SM) 10 Special Edition Product for applications received between October 18, 1999 and December 31, 2000.

         In the event that LMG receives a SelectMark(SM) 10 Special Edition application prior to June 30, 2000, and associated premiums are received thereafter, LMG shall be entitled to collect the additional o commission.

         Additional premiums will be subject to the same commission percentages as the initial premium; with the exception of any additional deposits to an existing SelectMark(SM) 10 Special Edition product between October 18, 1999 and December 31, 2000, for which LMG shall be entitled to the o commission rate.

o CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.


         LMG may calculate this monthly trail commission for the SelectMark(SM) 10 Special Edition, for premiums received between October 18, 1999 and December 31, 2000, by employing the figure of "o" as opposed to "o." LMG will collect any additional funds owed to it from this calculation utilizing the actual o (as provided above) by submitting a written invoice to Transamerica for such fees on a monthly basis.

         Override Commission

         In addition to the commissions specified above, Transamerica shall pay to LMG an Override Commission for each of the aforementioned SelectMark(SM) products on the last business day of the week o of all premiums received by LMG during that week.

         The above referenced Override Commission percentage includes o which is paid back to the carrier at the end of each fiscal year [fiscal year begins with the first month that any premium received by LMG, i.e., August -July] for the Policies referenced in APPENDIX A for the first o of premium paid, net of free looks. LMG will retain the o on all premiums received in excess of o in each fiscal year. Such year ends the last day of the calendar month immediately preceding the month the first premium paid is received (July 31st).

         Such commission will be part of the weekly commission process and will be paid by Transamerica to LMG by authorizing LMG to write a check to itself against the Transamerica Disbursement account for the total weekly commission amount."

3. All other provisions in the Agreement not specifically amended above remain in effect and unchanged.


IN WITNESS HEREOF, the parties have hereto executed this Agreement.


LEGACY MARKETING GROUP                   TRANSAMERICA LIFE INSURANCE AND
                                         ANNUITY COMPANY

By: /s/ R. Preston Pitts                 By: /s/ Bill Tate
    --------------------                     -------------

Title: President                         Title: Chief Marketing Officer
       ---------                                -----------------------

Date: May 22, 2000                       Date: July 11, 2000
      ------------                             -------------

Witness: /s/ Anne Sedleniek              Witness: /s/ Maria Marty
         ------------------                       ---------------